SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: April 1, 2003


                           IVP TECHNOLOGY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)



         NEVADA                       000-30397                  65-6998896
         ------                       ---------                  ----------
(State or other jurisdiction         (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)



                    2275 LAKESHORE BOULEVARD WEST, SUITE 401
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                            TORONTO, ONTARIO, M8V 3Y3
                            -------------------------
                    (Address of principal executive offices)


                                 (416)-255-7578
                                 --------------
                (Registrant's Executive Office Telephone Number)

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ITEM 5.  OTHER EVENTS.

     MARCH 20, 2003 PRESS RELEASE

     On March 20, 2003, IVP Technology Corporation announced that its Medical Data Integration ("MDI") Solutions Group, which provides medical data integration services in Canada and the United States, through IVP's wholly owned subsidiary, Springboard Technology Solutions Inc., has entered into Service Agreements with four of Toronto's largest area hospitals. The hospitals are Mount Sinai Hospital, St. Joseph's Health Centre, Rouge Valley Health Systems and York Central Hospital. The MDI Solutions Services Agreements (Interface Development Retainer Services) are for a combination of time, material and retained consulting services. A copy of the March 20, 2003 press release is attached hereto as Exhibit 99.1. Copies of the Solutions Services Agreements are attached hereto as Exhibits 10.1 through 10.9.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

10.1 MDI Solutions Services Agreement between Medical Data Integration Solutions group and Mount Sinai Hospital entered into March 11, 2003 (Contract No. MDI02008).

10.2 MDI Solutions Services Agreement between Medical Data Integration Solutions group and Mount Sinai Hospital entered into March 11, 2003 (Contract No. MDI02009).

10.3 MDI Solutions Services Agreement between Medical Data Integration Solutions group and Rouge Valley Health System entered into September 12, 2002 (Contract No. MDI02003).

10.4 MDI Solutions Services Agreement between Medical Data Integration Solutions group and Rouge Valley Health System entered into September 12, 2002 (Contract No. MDI02004).

10.5 MDI Solutions Services Agreement between Medical Data Integration Solutions group and York Central Hospital entered into September 13, 2002 (Contract No. MDI02006).

10.6 MDI Solutions Services Agreement between Medical Data Integration Solutions group and York Central Hospital entered into September 13, 2002 (Contract No. MDI02007).

10.7 MDI Solutions Services Agreement between Medical Data Integration Solutions group and St. Joseph's Medical Centre entered into March 18, 2003 (Contract No. MDI03001).

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

10.8 MDI Solutions Services Agreement between Medical Data Integration Solutions group and St. Joseph's Medical Centre entered into March 18, 2003 (Contract No. MDI03002-Expires March 31, 2004).

10.9 MDI Solutions Services Agreement between Medical Data Integration Solutions group and St. Joseph's Medical Centre entered into March 18, 2003 (Contract No. MDI03002-Expires June 11, 2004).

99.1     Press Release dated March 20, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            IVP TECHNOLOGY CORPORATION


Dated: March 31, 2003
                                            By /s/ Brian J. MacDonald
                                               ----------------------------
                                               Name: Brian J. MacDonald
                                               Its:  President and CEO

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